SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                        (Date of earliest event reported)
                                December 17, 1996



                           CITIZENS UTILITIES COMPANY
               (Exact name of registrant as specified in charter)



Delaware                          001-11001                    06-0619596
(State or other jurisdiction (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)



High Ridge Park, P.O. Box 3801,  Stamford, Connecticut                  06905
------------------------------------------------------                  -----
       (Address of principal executive offices)                     (Zip code)



                                 (203) 329-8800
              (Registrant's telephone number, including area code)


                            No change since last report
           (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit

      3.200.2 Bylaws, as amended, of Citizens Utilities Company, with all amendments to December 17, 1996.

                                    SIGNATURE





Pursuant  to  the   requirements  of  the  Securities   Exchange  Act  of  1934,
the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           CITIZENS UTILITIES COMPANY
                                  (Registrant)



Date: December 23, 1996                           By:/s/   Livingston E. Ross
                                                        ------------------------
                                                  Vice President and Controller